Exhibit 10.3
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                          THOMASVILLE BANCSHARES, INC.
                       2000 DIRECTORS' COMPENSATION PLAN


     1. PURPOSE. The Thomasville Bancshares, Inc. 2000 Directors' Compensation Plan (the "Plan") is intended to provide an incentive to the members of the Board of Directors of Thomasville Bancshares, Inc., a Georgia corporation (the "Company"), to remain in the service of the Company and to increase their efforts for the success of the Company.

     2.  DEFINITIONS.

         (a) "Bank" means Thomasville National Bank, a wholly owned subsidiary of the Company.

         (b)  "Board" means the Board of Directors of the Company.

         (c) "Board Fee" shall have the meaning set forth in Section 5(a) hereof.

         (d)  "Change in Control of the Company" means:

              (i) any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in the acquisition or beneficial ownership (as such term is defined under rules and regulations promulgated under the Exchange Act by any person or entity or any group of persons or entities acting in concert, of 50% or more of the outstanding shares of Common Stock of the Company;

              (ii) the sale of all or substantially all of the assets of the Company; or

              (iii)  the liquidation of the Company.

         (e) "Committee" shall have the meaning set forth in Section 3(a) hereof.

         (f) "Common Stock" means the common stock, par value $1.00 per share, of the Company.

         (g)  "Company" shall have the meaning set forth in Section 1 hereof.

         (h)  "Deferred Stock Account" shall have the meaning set forth in
     Section 5(d) hereof.

         (i)  "Deferred Stock Grant" shall have the meaning set forth in
     Section 5(b) hereof.

         (j)  "Director" means a member of the Board.

         (k) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         (n) "Legal Representative" means an Director's legal guardian, or a deceased Director's Executors, legal heirs, administrators, testamentary trustees and beneficiaries or distributees, whichever is applicable at any particular time.

          (o) "Rule 16b-3" means Rule 16b-3 of the Exchange Act, as amended from time to time.

          (p)  "Securities Act" means the Securities Act of 1933, as amended.

          (q) "Withdrawal Date" shall have the meaning set forth in Section 5(e) hereof.

     3.  ADMINISTRATION OF THE PLAN.

         (a) COMMITTEE. This Plan shall be self-administering; provided, however, that to the extent the Plan is not self-administering, the Plan shall be administered, construed and interpreted by the Company's Compensation Committee or a sub-committee thereof (the "Committee"); provided, however, that the Committee shall be comprised of not less than two Directors appointed by the Board, each of whom qualifies as a "Non-Employee Director" as such term is defined in Rule 16b-3 or any successor regulation.

         (b) AUTHORITY OF THE COMMITTEE. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding on all matters related to the Plan. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the Plan, except for such member's own willful misconduct or as expressly provided by the Company's Articles of Incorporation, Bylaws, or by law. Business shall be transacted by a vote of the members of the Committee, and any decision or determination reduced to writing and signed by all Committee members shall be as fully effective as if it had been made by a vote at a meeting duly called and held.

     4. STOCK RESERVED FOR THE PLAN. The aggregate number of shares of Common Stock authorized for issuance pursuant to the Plan, including the aggregate of 12,520 shares of Common Stock credited to the Director's Deferred Stock Account as of the adoption of the Plan, as set forth in Exhibit "B" hereof, and subject to adjustment pursuant to Section 6 hereof, is 40,000. Shares of Common Stock delivered hereunder may be either authorized but unissued shares or previously issued shares reacquired and held by the Company.

     5.  PAYMENT OF BOARD FEES.

         (a) Each Director shall be entitled to receive a fee ("Board Fee") for such Director's attendance at meetings of the Board or meetings of Committees of the Board on which such director serves, or at meetings of Committees of the Board of Directors of the Bank on which such Director serves. Board Fees shall be payable either in cash or pursuant to Deferred Stock Grants, at the election of each respective Director pursuant to subsection (b) of this Section 5.

         (b) ELECTION OF PAYMENT. During the term of this Plan, each Director may elect to receive the Board Fees payable to such Director either (i) in cash, or (ii) in shares of the Company's Common Stock issuable upon such Director's Withdrawal Date (the right granted to a Director to receive shares of Common Stock for attendance at a particular meeting is referred to herein as a "Deferred Stock Grant"). If a Director makes no election regarding payment of Board Fees payable to him or her, such Director's Board Fees will be paid entirely in cash.

     To make an election regarding his or her Board Fees, each Director must execute and deliver to the Secretary of the Company a written election substantially in the form set forth in Exhibit "A" hereto (an "Election Form").

     A Director may change his or her election regarding payment of future Board Fees at any time by delivering to the Company an Election Form evidencing such election, and such election shall be effective, with respect to future earned Board Fees, immediately upon the Company's receipt of such Election Form.

         (c) AMOUNT OF BOARD FEES. The amount of Board Fees (both the dollar amount of Board Fees payable in cash and the number of shares of Common Stock issuable pursuant to Deferred Stock Grants) shall be determined from time to time by the Committee at its sole discretion.

         (d) DEFERRED STOCK ACCOUNT. The Company shall maintain a separate Deferred Stock Account on behalf of each Director to record the number of Shares of Common Stock to be issued to such Director pursuant to subsection (e) of this Section 5. The initial balance of each Director's Deferred Stock Account, representing deferred grants of Common Stock pursuant to the Company's deferred compensation program in place prior to the adoption of the Plan, is set forth as Exhibit "B" hereof. Following adoption of the Plan, the Company will credit such Director's Deferred Stock Account with the number of shares of Common Stock which such Director is entitled pursuant to each Deferred Stock Grant to such Director.

         (e) ISSUANCE OF DEFERRED STOCK. Each Director shall be entitled to be issued, upon the earlier to occur of (i) the date of a Change in Control of the Company or (ii) the date such Director ceases to be a member of the Board for any reason, including, without limitation, death, retirement or removal from the Board (such earlier date referred to herein as the "Withdrawal Date"), the number of shares of Common Stock credited to such Director's Deferred Stock Account on the Withdrawal Date.

         (f) ASSIGNABILITY. No Director may assign or transfer entitlements relating to Deferred Stock Account balances, except by will or by the laws of descent and distribution or pursuant to a domestic relations order as defined in the Internal Revenue Code or Title I of ERISA, or the rules thereunder.

         (g) RIGHTS AS A STOCKHOLDER. A Director who elects to receive Board Fees in the form of Deferred Stock Grants shall have no rights as a stockholder with respect to shares of Common Stock issuable in payment of his or her Board Fees or credited to his Deferred Stock Account until and unless shares of Common Stock are issued to the Director pursuant to
     Section 5(e) hereof. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, in any such case by reason of a recapitalization, reclassification, stock split, combination of shares or dividends payable in shares of the Common Stock, an adjustment of like kind shall automatically be made in the number and kind of shares available for grant under the Plan and reserved for issuance pursuant to each Deferred Stock Account subject to the right of the Committee to make such further adjustment as it shall deem necessary to effect the provisions of this Section. No fractional shares shall be issued in making the foregoing adjustments. No increase in or exchange of outstanding shares of Common Stock for fair value approved by the Board, whether or not in connection with a recapitalization or reclassification, will result in any adjustment to the number of shares issuable hereunder. All adjustments, if any, made by the Committee under this paragraph shall be conclusive and binding on each Director.

     7. TERM OF PLAN. The Plan shall become effective upon adoption of the Plan by the Board. The Plan shall remain in effect until the earlier to occur of (i) the issuance of all shares of Common Stock reserved for issuance pursuant to the Plan, or (ii) the termination of the Plan by the Board. Such termination of the Plan by the Board shall not alter or impair any of the rights or obligations under any Deferred Stock Grant unless the affected Director shall so consent. Upon termination of the Plan by the Board, the Company shall issue to each Director the number of shares of Common Stock which have been credited to such Director's Deferred Stock Account.

     8. NATURE OF SHARES ISSUABLE UNDER THE PLAN. Shares of Common Stock issued pursuant to the Plan may but need not be registered under the Securities Act and, in the case of any unregistered shares, shall bear such restrictive legends on the certificates representing such shares as the Company shall deem appropriate. If any law or any regulation of any commission or agency of competent jurisdiction shall require the Company or any Director to take any action with respect to the Common Stock acquired under the Plan, then the date upon which the Company shall issue or cause to be issued the certificate or certificates for the shares shall be postponed until full compliance has been made with all such requirements of law or regulations; provided, however, that the Company shall use its reasonable best efforts to take all necessary action to comply with such requirements of law or regulation.

     9. DIRECTOR REPRESENTATIONS. By participating in the Plan, each Director represents and, if requested by the Company, shall, at or before the time of the issuance of the shares with respect to which an eligible grant has been made, deliver to the Company his or her written statement satisfactory in form and content to the Company that he or she intends to hold the shares so acquired by him or her for investment and not with a view to resale or other distribution thereof to the public in violation of the Securities Act. Moreover, in the event that the Company shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the shares with respect to which an eligible grant has been made, or to qualify any such shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no shares shall be issued to the Director until the required action has been completed; provided, however, that the Company shall use its reasonable best efforts to take all action necessary to comply with such requirements of law or regulation.

     10. NO VESTED RIGHTS.

         (a) RETENTION AS AN DIRECTOR. Nothing contained in the Plan or with respect to any Deferred Stock Grant shall interfere with or limit in any way the right of the stockholders of the Company to remove any Director from the Board pursuant to the Articles of Incorporation and By-laws of the Company, nor confer upon any Director any right to continue in the service of the Company as a Director.

         (b) NON-TRANSFERABILITY. No right or interest of any Director in any Deferred Stock Grant shall be assignable or transferrable during the lifetime of the Director, either voluntarily or involuntarily, or subjected to any lien directly or indirectly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Director's death, such Director's rights and interests under the Plan shall be transferrable by testamentary will or the laws of descent and distribution to such Director's Legal Representative. The Committee may require any person claiming such status to present evidence satisfactory to the Committee of such status.

     11. PLAN INTERPRETATION. The Plan is intended to comply with Rule 16b-3 and shall be construed to so comply. The validity, construction, interpretation and effect of the Plan and all rights of any persons having or claiming to have any interest in the Plan shall, to the extent such questions are governed by state law, be governed by the internal laws of the State of Georgia without regard to its conflict of law rules.


     12. HEADINGS. The headings of sections and sub-sections herein are included solely for convenience of reference and shall not effect the meaning or interpretation of any of the provisions of the Plan.

     ADOPTED, effective as of this 1st day of June, 2000.

                                       THOMASVILLE BANCSHARES, INC.


                                       By:    _______________________________

                                       Name:  _______________________________

                                       Title: _______________________________



                               EXHIBIT "A"
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                       THOMASVILLE BANCSHARES, INC.

                    2000 Directors' Compensation Plan
                              Election Form

To:  Corporate Secretary
     Thomasville Bancshares, Inc.

     Pursuant to the requirements of Section 5 of the Thomasville Bancshares, Inc. 2000 Directors' Compensation Plan (the "Plan"), I hereby elect to receive the future Board Fees payable to me as follows:

       ___ I elect to receive all future Board Fees entirely in cash.

       ___ I elect to receive all future Board Fees in the form of Deferred
           Stock Grants.

     I understand that this election will be effective and binding until such time as the Company receives a new Election Form signed by me bearing a later date than the date set forth below.

     The following capitalized terms used in this Election Form shall have the meanings given them in the Plan: "Board Fees," "Company," "Deferred Stock Grant" and "Director."

     I understand that if I fail to mark a box on this Election Form, I will be deemed to have elected to receive my Board Fees entirely in cash.



                                           Date  ____________________________

                                      Signature  ____________________________

                            Name (Please Print)  ____________________________



                                EXHIBIT "B"
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    Set forth below across from the name of each Director is (i) the number of shares of Common Stock credited to each such Director's Deferred Stock Account as of June 1, 2000, the date of adoption of the Plan, and (ii) each such Director's signature evidencing such Director's acknowledgment of and agreement with such initial Deferred Stock Account balance:

                             Deferred Stock Account
                                  Balance as of
      Director                     June 1, 2000               Signature
      --------                     ------------               ---------

Charles A. Balfour                       625           _________________________

Stephen H. Cheney                      1,770           _________________________

David A. Cone                            770           _________________________

Charles E. Hancock, M.D.                 935           _________________________

Charles H. Hodges, III                 1,730           _________________________

Harold L. Jackson                        695           _________________________

David O. Lewis                           575           _________________________

Charles W. McKinnon, Jr.               1,580           _________________________

Randall L. Moore                         745           _________________________

Diane W. Parker                          320           _________________________

Cochran A. Scott, Jr.                  1,015           _________________________

Richard L. Singletary, Jr.             1,760           _________________________